Exhibit 99.1

HUGHES TELEMATICS, INC.

2009 EQUITY AND INCENTIVE PLAN

1.	Purpose.

The purpose of the Hughes Telematics, Inc. 2009 Equity and Incentive Plan (the “Plan”) is to promote the interests of the Company and its Subsidiaries and the stockholders of the Company by providing directors, officers, employees and consultants of the Company or its Subsidiaries with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company or its Subsidiaries, to acquire a proprietary interest in the long-term success of the Company and its Subsidiaries and to reward the performance of individuals in fulfilling their personal responsibilities for annual and long-range achievements. The Plan was adopted effective March 31, 2009, subject to the consummation of the transactions contemplated by the Merger Agreement. For purposes of clarity, the limitations that are set forth in Sections 4(a) and 4(b) on shares of Common Stock to be issued pursuant to the Plan are not subject to further adjustment upon effectiveness of the Merger and the assumption of the Plan pursuant thereto.

2.	Administration of the Plan.

The Plan shall be administered by a Committee appointed by the Board. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted (including whether an Option granted is intended to be an Incentive Stock Option or a Nonqualified Stock Option); to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, suspended or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or its Subsidiaries or the financial statements of the Company or its Subsidiaries (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may, in its sole discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or other Award, or otherwise adjust any of the terms applicable to any such Award.

Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Awards to individuals who are subject to Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Awards to Nonemployee Directors.

All decisions, determinations and interpretations of the Committee or the Board shall be final and binding on all persons with any interest in an Award, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant). No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award.

Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Awards to such Participants in accordance with those rules.

3.	Definitions.

(a) “Affiliate” shall have the meaning assigned to such term in Rule 12b-2 promulgated under the Exchange Act.

(b) “Annual Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period of one year or less.

(c) “Award” shall mean any Option, Restricted Stock award, Restricted Stock Unit award, Stock Bonus award, Stock Appreciation Right, Other Stock-Based Award, Other Cash-Based Award or Performance Award granted pursuant to the terms of the Plan.

(d) “Award Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company or a Subsidiary, including without limitation, repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant’s employment with the Company or a Subsidiary, repeated absences from work without a reasonable excuse, or intoxication with alcohol or illegal drugs while on the premises of the Company or a Subsidiary during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) fraud or material dishonesty against the Company or a Subsidiary, or other willful misconduct by the Participant that is demonstrably injurious to the Company or a Subsidiary; or (3) a conviction or plea of guilty or nolo contendre to a felony or a crime involving material dishonesty. For purposes of this definition, no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company and its Subsidiaries. For purposes of the Plan, determination of whether a termination of employment or service was for Cause shall be made by the Committee in its sole discretion.

(g) A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(i) any Person, other than Communications Investors, LLC, together with any of its affiliates, is or becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person, any securities acquired directly from the Company) representing 50% or more of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (a) any parent of the Company or the entity surviving such merger or consolidation or (b) if there is no such parent, of the Company or such surviving entity; or

(ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii) there is consummated a merger or consolidation of the Company with any other corporation (expressly excluding the merger contemplated by the Merger Agreement) other than a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (x) any parent of the Company or the entity surviving such merger or consolidation or (y) if there is no such parent, of the Company or such surviving entity; or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of (x) any parent of the Company or of the entity to which such assets are sold or disposed or (y) if there is no such parent, of the Company or such entity.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder. References in the Plan to specific sections of the Code shall be deemed to include any successor provisions thereto.

(i) “Committee” shall mean, at the discretion of the Board, a Committee of the Board, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board, is an “outside director” within the meaning of Section 162(m) of the Code and a “nonemployee director” within the meaning of Rule 16b-3.

(j) “Common Stock” shall mean the common stock of the Company, par value $.001 per share.

(k) “Company” shall mean Hughes Telematics, Inc., a Delaware corporation, or any successor corporation, or their respective parents.

(l) “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.

(m) “Disability” shall mean (1) permanent disability as determined pursuant to the long-term disability plan or policy of the Company or its Subsidiaries in effect at the time of such disability and applicable to a Participant; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Plan’s administrator to constitute Disability.

(n) “Effective Date” shall mean March 31, 2009, the date as of which this Plan was adopted by the Board.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p) “Fair Market Value” of a share of Common Stock, as of a particular date, shall mean (1) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on such national securities exchange on such date, or (2) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and ask prices for shares of Common Stock in such over-the-counter market on such date, or (3) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, or the value of such shares is not otherwise determinable, such value as determined by the Committee in its good faith discretion.

(q) “Good Reason” shall mean the occurrence (without the Participant’s express written consent) after a Change in Control of any of the following events: (1) a ten or more percent reduction in the Participant’s annual base salary as in effect immediately prior the Change in Control or (2) the relocation of the Participant’s principal place of employment to a location more than 50 miles from the Participant’s principal place of employment immediately prior to the Change in Control or the Company’s requiring the Participant to be based anywhere other than such principal place of employment (or permitted relocation thereof) except for required travel on the Company’s business to an extent substantially consistent with the Participant’s business travel obligations prior to the Change in Control.

(r) “Incentive Stock Option” shall mean an Option that is intended to qualify an “incentive stock option” within the meaning of Section 422 of the Code and that is designated by the Committee as an Incentive Stock Option.

(s) “Long Term Incentive Award” shall mean an Award described in Section 6(e) hereof that is based upon a period in excess of one year.

(t) “Merger Agreement” means that certain Second Amended and Restated Agreement and Plan of Merger by and between Polaris Acquisition Corp. and Hughes Telematics, Inc., dated March 2, 2009.

(u) “Nonemployee Director” shall mean a member of the Board who is not an employee of the Company or a Subsidiary.

(v) “Nonqualified Stock Option” shall mean an Option other than an Incentive Stock Option.

(w) “Other Cash-Based Award” shall mean a right or other interest granted to a Participant other than Other Stock-Based Award.

(x) “Other Stock-Based Award” shall mean a right or other interest granted to a Participant, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, including but not limited to (i) unrestricted Common Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan, and (ii) a right granted to a Participant to acquire Common Stock from the Company containing terms and conditions prescribed by the Committee.

(y) “Option” shall mean an option to purchase shares of Common Stock granted pursuant to Section 6(b) hereof.

(z) “Participant” shall mean an employee, consultant or director of the Company or of a Subsidiary to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, such of his or her successors, heirs, executors and administrators, as the case may be, who have acquired, in accordance with Section 16 hereof, the right to exercise or receive payment with respect to such Award.

(aa) “Performance Award” shall mean an Award granted to a Participant pursuant to Section 6(f) hereof.

(bb) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company or any of its Subsidiaries, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or affiliates, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(cc) “Restricted Stock” shall mean a share of Common Stock which is granted pursuant to the terms of Section 6(d) hereof.

(dd) “Restricted Stock Unit” shall mean any unit granted under Section 6(d) of the Plan evidencing the right to receive a share of Common Stock (or a payment equal to the Fair Market Value of a share of Common Stock) at some future date.

(ee) “Retirement” shall mean a Participant’s voluntary retirement, with the consent of the Company, from employment with or service to the Company or a Subsidiary on or after attainment of the age of 60.

(ff) “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, including any successor to such Rule.

(gg) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(hh) “Stock Appreciation Right” shall mean the right, granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or shares of Common Stock, as specified in the Award or determined by the Committee.

(ii) “Stock Bonus” shall mean a bonus payable in shares of Common Stock granted pursuant to Section 6(d) hereof.

(jj) “Subsidiary” shall mean any company, partnership, limited liability company, business or entity (other than the Company) of which at least 50% of the combined voting power of its voting securities is, or the operations and management are, directly or indirectly controlled by the Company.

4.	Stock Subject to the Plan.

(a) Shares Available for Awards.

The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 2,500,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options may not exceed 1,000,000 shares (subject to adjustment as provided herein).

(b) Individual Limitation.

In no event shall the total number of shares of Common Stock subject to Awards awarded to any Participant during any tax year of the Company exceed 600,000 (subject to adjustment as provided herein).

(c) Adjustment for Change in Capitalization.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), re-capitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it in its good faith discretion deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock or other securities which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock, securities or other property issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

(d) Adjustment for Change or Exchange of Shares for Other Consideration.

In the event the outstanding shares of Common Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction (“Transaction”), then, unless otherwise determined by the Committee in its good faith discretion, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Common Stock, and provided further that, if necessary, (x) the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (y) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Common Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

(e) Reuse of Shares.

The following shares of Common Stock shall again become available for Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange, forfeiture or termination of such Award for any reason whatsoever; and any shares of Restricted Stock that are cancelled or forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Common Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

5.	Eligibility.

Awards may be granted to executive officers and other employees of the Company or its Subsidiaries, including officers and directors who are employees, to Nonemployee Directors and to key consultants to the Company or its Subsidiaries who are natural persons. In determining the persons to whom Awards shall be granted and the number of shares to be covered by each Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company or its Subsidiaries and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

6.	Awards Under the Plan.

(a) Agreement.

The Committee may grant Awards in such amounts and with such terms and conditions as the Committee shall determine in its sole discretion, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement within such period of time following the granting of the Award as the Committee shall prescribe shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant, shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

(b) Stock Options.

(i) Grant of Stock Options. The Committee may grant Options under the Plan to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. Unless otherwise determined by the Committee in its sole discretion, the exercise price of the share purchasable under an Option shall be the Fair Market Value per share on the grant date of such Option. The date as of which the Committee adopts a resolution granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(ii) Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option and shall state the number of shares of Common Stock to which the Option (and/or each type of Option) relates.

(iii) Special Requirements for Incentive Stock Options.

(A)	To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

(B)	No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (B) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(c) Stock Appreciation Rights.

(i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Common Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Common Stock subject to the related Option shall be reduced by the number of shares of Common Stock in respect of which such Stock Appreciation Right shall have been exercised.

(ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (x) the aggregate Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (y) the aggregate exercise price of the Stock Appreciation Right or portion thereof surrendered.

(iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions as the Committee, in its sole discretion, shall determine.

(d) Restricted Stock, Restricted Stock Units and Stock Bonus.

(i) The Committee may grant Restricted Stock and Restricted Stock Unit awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. Restricted Stock Units may be settled in the form of cash, Common Stock, or a combination thereof, in the Committee’s discretion and as set forth in the Agreement evidencing such Award. The vesting of a Restricted Stock or Restricted Stock Unit award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

(ii) Each Agreement with respect to a Restricted Stock or Restricted Stock Unit award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment (if any) is required to be made.

(iii) The Committee may, upon such terms and conditions as the Committee determines in its sole discretion, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant’s name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited and/or that, with respect to the shares represented by such certificate or certificates, the Participant execute and deliver to the Company stock powers for use by the Company in connection with any forfeiture of the Restricted Stock award and/or a voting proxy for use by the Company until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

(iv) Unless the applicable Agreement provides otherwise, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, any cash or stock received as a dividend or distribution on the shares underlying a Restricted Stock award (including in connection with a stock split) shall be subject to the same restrictions as the shares to which they relate underlying such Restricted Stock award.

(v) Unless the applicable Agreement provides otherwise, a Participant shall have no right to vote or receive dividend equivalents with respect to the shares subject to a Restricted Stock Unit Award. Dividend equivalents paid with respect to a Restricted Stock Unit award shall be subject to the same restrictions as the shares underlying such Restricted Stock Unit award.

(vi) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

(e) Other Stock— or Cash-Based Awards

The Committee is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. With respect to Other Cash-Based Awards intended to qualify as performance based compensation under Section 162(m) of the Code, (i) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is an Annual Incentive Award is $2,500,000 and, (ii) the maximum value of the aggregate payment that any Participant may receive with respect to any such Other Cash-Based Award that is a Long Term Incentive Award is the amount set forth in clause (i) above multiplied by a fraction, the numerator of which is the number of months in the performance period and the denominator of which is twelve. Payments earned hereunder may be decreased or, with respect to any Participants who is not a Covered Employee, increased in the sole discretion of the Committee based on such factors as it deems appropriate. No payment shall be made to a Covered Employee prior to the certification by the Committee that the performance goals have been attained. The Committee may establish such other rules applicable to the Other Stock- or Cash-Based Awards to the extent not inconsistent with Section 162(m) of the Code.

(f) Performance Awards.

(i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

(ii) In the event that the Committee grants a Performance Award (other than a Nonqualified Stock Option or Incentive Stock Option) that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Code Section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than the date on which 25% of the period of service to which the Performance Award relates has elapsed; (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria applied to the Company, a Subsidiary, a business unit, product line or any combination thereof, as determined by the Committee in its sole discretion: (1) return on equity; (2) earnings per share; (3) net income (before or after taxes); (4) earnings before all or any of interest, taxes, depreciation and/or amortization (“EBIT”, “EBITA” or “EBITDA”); (5) operating income (6) cash flow; (7) return on assets; (8) market share; (9) cost reduction goals or levels of expenses, costs or liabilities; (10) earnings from continuing operations; or (11) any combination of one or more of the foregoing over a specified period; (c) the performance goal(s) may be expressed in terms of attaining a specified level of the particular criteria, the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company, a Subsidiary, a business unit, product line, or any combination thereof, relative to a market index, a group of other companies (or their subsidiaries, business units or product lines), or a combination thereof, all as determined by the Committee in its sole discretion; (d) the performance goal(s) may include a threshold level of performance below which no payment shall be made, levels of performance, below the target level but above the threshold level, at which specified percentages of the Performance Award shall be paid, a target level of performance at which the full Performance Award shall be paid, levels of performance, above the target level but below the maximum level, at which specified multiples of the Performance Award shall be paid, and a maximum level of performance above which no additional payment shall be made (the performance goal(s) may also specify that payments for levels of performances between specified levels will be interpolated); and (e) the Committee shall have the sole discretion to determine whether, or to what extent, the performance goal(s) are achieved; provided, however, that once granted, the Committee may not have discretion to increase the amount payable under such stock award; and provided, further, that the Committee shall have the authority to make appropriate adjustments in performance goal(s) under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its Subsidiaries after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company or its Subsidiaries, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time. The Committee shall, prior to making payment under any award under this Section 6(f), certify in writing that all applicable performance goals have been attained.

(g) Exercisability of Awards; Cancellation of Awards in Certain Cases.

(i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award or Performance Award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Agreement otherwise specifies, and subject to Sections 6(b)(iii)(B) and 7 hereof, each Option or Stock Appreciation Right granted under the Plan shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

(ii) Except as provided in Section 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than 10 years after the date of grant.

(iii) Except as provided in Sections 7(a), 7(b) and 7(d) hereof, no Option or Stock Appreciation Right may be exercised and no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable unless the Participant is at such time in the employ (for Participants who are employees) or service (for Participants who are Nonemployee Directors or consultants) of the Company or a Subsidiary (or a company, or a parent or subsidiary company of such company, issuing or assuming the relevant right or award in a Transaction) and has remained continuously so employed or in service since the relevant date of grant of the Award.

(iv) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(h) hereof.

(v) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, the “Option exercise date” and the “Stock Appreciation Right exercise date” shall be the date that the written notice of exercise, together with payment, are received by the Company.

(h) Payment of Award Price.

(i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any written notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price.

(ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following: (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee’s discretion be deemed conditional; and/or (c) unless otherwise provided in the applicable Agreement, by delivery of previously-acquired shares of Common Stock owned by the Participant for at least six months (or such longer or shorter period as the Committee may determine) having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby. Payment in accordance with clause (a) of this Section 6(h)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock.

7.	Termination of Employment.

(a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant’s employment or service with the Company and its Subsidiaries (including a failure to have remained continuously so employed or in service) for any reason other than as described in subsection (b) or (c) of this Section 7, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of 30 days from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of thirty (30) days from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if a Participant shall die while employed by or providing service to the Company or its Subsidiaries, or within 30 days after the date of termination of such Participant’s employment or service (or within such different period as the Committee may have provided pursuant to subsection (a) of this Section 7), or if the Participant’s employment or service terminates by reason of Disability or Retirement, (1) the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter), and (2) any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given for a period of one year from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service, and any other outstanding Award which is not vested as of the date of such termination of employment or service, shall terminate upon the date of such termination of employment or service.

(c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant’s employment or service is terminated by the Company or its Subsidiaries for Cause, all outstanding Options, Restricted Stock awards and Stock Appreciation Rights granted to such Participant, whether or not they are exercisable as of the date of such termination of employment or service, and any other outstanding Award, whether or not it is vested as of the date of such termination of employment or service, shall in each case terminate upon the date of such termination of employment or service.

(d) Notwithstanding the foregoing, the Committee in its sole discretion may provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy other condition under any other Award. The Committee may in its sole discretion determine (i) for purposes of the Plan, whether any termination of employment or service constitutes a Retirement or is due to Disability or is for Cause, (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) or inactive status constitutes a termination of employment or service, or a failure to have remained continuously employed or in service, for purposes of the Plan (regardless of whether such leave or status would constitute such a termination or failure for purposes of employment law), (iii) the applicable date of any such termination of employment or service or failure to have remained continuously employed or in service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

8.	Effect of Change in Control.

Unless the applicable Agreement provides otherwise, upon a termination of a Participant’s employment by the Company (other than due to Cause) or upon the Participant’s termination of employment by the Participant for Good Reason, in each case, on or within one year following a Change in Control:

(a) any Award or portion thereof, the vesting or exercisability of which is based solely on the passage of time, shall become immediately fully vested and exercisable; and

(b) any Award or portion thereof, the vesting or exercisability of which is based upon the achievement of one or more performance goals within the one-year period following such termination of employment shall remain outstanding for a period of one year following such termination of employment, subject at all times to the earlier expiration of the original term of such Award (such period, the “Additional Vesting Period”). If it is determined that the applicable goal(s) shall have been achieved during the Additional Vesting Period, such Award or portion thereof shall become fully vested and exercisable and, if applicable, shall remain exercisable for an additional one-year period commencing on the date of vesting, subject to the earlier expiration of the original term of such Award.

9.	Miscellaneous.

(a) Agreements evidencing Awards under the Plan shall contain such other terms and conditions, not inconsistent with the Plan, as the Committee may determine in its sole discretion, including penalties for the commission of competitive acts. Notwithstanding any other provision hereof or of an Agreement, the Committee shall have the right at any time to deny or delay a Participant’s exercise of Options or Stock Appreciation Rights, or suspend vesting of other Awards, if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or its Subsidiaries or (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company or its Subsidiaries.

(b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Common Stock acquired pursuant to the Plan.

10.	No Special Employment or Service Rights; No Right to Award.

(a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or any of its Subsidiaries or interfere with or limit in any way the right of the Company or any of its Subsidiaries, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

(b) No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.	Securities Matters.

(a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.	Withholding Taxes.

(a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto.

(b) Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state, local or other withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.	Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

14.	Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.

Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

15.	Amendment or Termination of the Plan.

The Board or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Subject to the foregoing, no amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant’s rights under any outstanding Award.

16.	Transfers Upon Death; Nonassignability.

(a) A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, upon the death of a Participant outstanding Awards granted to such Participant may only be exercised by or paid to the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by designating a beneficiary or by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the designation, will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

(b) During a Participant’s lifetime, the Committee may, in its sole discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option, unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

17.	Effective Date and Term of Plan.

The Plan became effective on the Effective Date, subject to the requisite approval of the stockholders of the Company and consummation of the transactions contemplated by the Merger Agreement. Unless earlier terminated by the Board, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.

Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.

(a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any Award until the date of the issuance of a Common Stock certificate to him or her for such shares.

(b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

20.	Unfunded Status of Awards.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

21.	No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine in its sole discretion whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Interpretation.

The Plan is designed and intended, to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply. Awards under the Plan are intended either to not be subject to, or to comply with, Section 409A of the Code and all Awards shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of the Plan. Notwithstanding any provision of the Plan, to the extent that any Award would be subject to Section 409A of the Code, no such Award may be granted if it would fail to comply with the requirements set forth in Section 409A of the Code. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any Award may or does not comply with Section 409A of the Code, the Company may adopt such amendments to the Plan and the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Plan and any Award from the application of Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to Award, or (ii) comply with the requirements of Section 409A of the Code.